UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 16, 2022

INTERLINK ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37659	77-0056625
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1 Jenner, Suite 200
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(805) 484-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LINK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 22, 2022, Interlink Electronics, Inc. (“Interlink” or the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report that it acquired all of the assets of SPEC Sensors, LLC and KWJ Engineering, Inc. (the “Transaction”).

This Amendment No. 1 to Current Report on Form 8-K/A supplements and amends the Original Report to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K in respect of the Transaction that were previously omitted from the Original Report in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. Other than as described herein, this Current Report on Form 8-K/A does not amend any other information previously filed in the Original Report, which information is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited combined financial statements of SPEC Sensors, LLC and KWJ Engineering, Inc. as of and for the years ended December 31, 2021 and 2020, and the related notes thereto, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The unaudited condensed combined balance sheets of SPEC Sensors, LLC and KWJ Engineering, Inc. as of September 30, 2022 and December 31, 2021, the unaudited condensed combined statements of operations, owners’ equity and cash flows of SPEC Sensors, LLC and KWJ Engineering, Inc. for the nine months ended September 30, 2022 and 2021, and the related notes thereto, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Interlink Electronics, Inc. are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference. The unaudited pro forma condensed combined financial statements of Interlink Electronics, Inc. are comprised of the unaudited pro forma condensed combined balance sheet as of September 30, 2022, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, and the related notes thereto.

The unaudited pro forma condensed combined financial statements were derived from the separate historical financial statements of Interlink Electronics, Inc. and of SPEC Sensors, LLC and KWJ Engineering, Inc. These pro forma financial statements may not necessarily reflect what our results of operations and financial position would have been had the Transaction occurred during the periods presented in the pro forma financial statements, or what our results of operations and financial position will be in the future.

(d)	Exhibits.

Exhibit Number	Description

23	Consent of Independent Accountants, LMHS, P.C.

99.1	Audited combined financial statements of SPEC Sensors, LLC and KWJ Engineering, Inc. as of and for the years ended December 31, 2021 and 2020, and the related notes thereto.

99.2	Unaudited condensed combined interim financial statements of SPEC Sensors, LLC and KWJ Engineering, Inc., consisting of the unaudited condensed combined balance sheets as of September 30, 2022 and December 31, 2021, the unaudited condensed combined statements of operations, owners’ equity and cash flows for the nine months ended September 30, 2022 and 2021, and the related notes thereto.

99.3	Unaudited pro forma condensed combined financial statements of Interlink Electronics, Inc., consisting of the unaudited pro forma condensed combined balance sheet as of September 30, 2022, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, and the related notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2023	INTERLINK ELECTRONICS, INC.

	By:	/s/ Ryan J. Hoffman
Ryan J. Hoffman
Chief Financial Officer

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